FORM 8-K

                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                     The Securities and Exchange Act of 1934

       DATE OF REPORT (Date of earliest event Reported): November 10, 1997


                           PARAMARK ENTERPRISES, INC.
             (Exact name of registrant as specified in its charter)




        Delaware                         0-23026                  22-3261564
(State of other jurisdictions    (Commission file number)       (IRS Employer
    of incorporation)                                        Identification No.)

                                135 Seaview Drive
                             Secaucus, NJ 07094-3618
                    (Address of Principal Executive Offices)

       Registrant's telephone number, including area code: (201) 422-0910

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Item 5.  Other Events

         In November 1997, the Companys Board of Directors authorized 20,000 shares of Series B Preferred Stock with rights, preferences and privileges as set forth in the Series B Preferred Stock Certificate of Designation attached as an exhibit to this report.

         In November 1997, the Company consummated the sale to Charles Loccisano, the Companys Chairman and Chief Executive Officer, and Alan Gottlich, the Companys President and Chief Financial Officer, of 20,000 shares of Series B Preferred Stock, par value of $.01 per share at a purchase price of $5.00 per share for an aggregate purchase price of $100,000.


Item 7.  Financial Statements and Exhibits.

                  (a)      Financial Statements of Businesses Acquired .

                           Not applicable.

                  (b)      Pro Forma Financial Information

                           Not applicable.

                  (c)      Exhibits

                           Series B Preferred Stock Certificate of Designation.

         SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                              PARAMARK ENTERPRISES, INC.
                              (Registrant)



                              By:
                              Charles Loccisano
                              Chairman, Chief Executive Officer



                              By:
                              Alan Gottlich
                              President, Chief Financial Officer




Date: November 11, 1997